PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), dated November 28, 2015, as previously supplemented

April 18, 2016

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas), Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Aviva Investors Americas LLC ("Aviva") to serve as a new investment advisor to the fund. Aviva, which is a U.S.-based investment adviser registered with the U.S. Securities and Exchange Commission ("SEC"), intends to use "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement. Aviva will assume investment advisory responsibility with respect to the fund's portfolio effective on or around May 9, 2016.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Management process" beginning on page 67 of the Multi-Class Prospectus and page 68 of the Class P Prospectus is revised by adding the following as the last bullet point of the section:

•  A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 71 of the Multi-Class Prospectus and the Class P Prospectus is revised by inserting the following before the final sentence of the first paragraph:

Aviva assumed day-to-day management of a separate portion of the fund's assets on May 9, 2016.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Investment manager and advisors" beginning on page 71 of the Multi-Class Prospectus and on page 72 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the fund's manager and one of the fund's subadvisors. In addition to UBS AM, Analytic Investors LLC ("Analytic Investors"), First Quadrant L.P. ("First

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Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios") and Aviva Investors Americas LLC ("Aviva") serve as the fund's other subadvisors. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Portfolio managers" on page 72 of the Multi-Class Prospectus and the Class P Prospectus is revised by adding the following as the last bullet point of the section:

•  Aviva—Peter Fitzgerald, Global Head of Multi-Assets, Dan James, Global Head of Fixed Income, Ian Pizer, Head of Investment Strategy, and Brendan Walsh, Multi-Asset Portfolio Manager, have been portfolio managers of the fund since May 2016.

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Management process" beginning on page 104 of the Multi-Class Prospectus and page 107 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph with the following:

In addition to UBS AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios") and Aviva Investors Americas LLC ("Aviva") currently serve as the fund's other investment advisors. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement.

The same section of each Prospectus is revised by replacing the third paragraph and the following bullet points in their entirety with the following:

Analytic Investors, First Quadrant, Standard Life Investments, AQR, Sirios, Aviva and UBS AM employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Global Macro Strategy (First Quadrant);

•  Global Multi-Asset Strategy (Standard Life Investments);

•  Managed Futures Strategy (AQR);

•  Liquid Alternative Long/Short Equity Strategy (Sirios);

•  Global Unconstrained Multi-Strategy Strategy (Aviva); and

•  Opportunistic Strategy (UBS AM)

The same section of each Prospectus is revised by inserting the following as the third to last paragraph of that section:

Global Unconstrained Multi-Strategy Strategy—Aviva seeks to deliver returns by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Strategies may involve buying a share on the market or buying a derivative with the option to buy the share at a future date. Aviva believes multi-strategy investing provides it with many ways to reflect ideas more precisely than is possible in traditional funds.

The portfolio managers pick diverse strategies that can take views on asset classes, sectors, currencies, interest rates, inflation and volatility. The portfolio managers pick a range of strategies expected to work well together whether markets are rising or falling so that Aviva's portion of the fund can deliver growth while managing volatility.

The following three beliefs underpin Aviva's investment process and portfolio construction:

•  Markets are not efficient—markets are quick to embed information but not always the correct information, potentially leading to large swings in sentiment.

•  Market are more focused on the short term than the medium-to-long term. Aviva's three-year investment outlook is significantly longer term in nature than many market participants, allowing Aviva to benefit from the resulting market inefficiencies. This provides an opportunity to find investment ideas and capture attractive risk-adjusted returns more consistently over a three-year investment period.

•  Diversification is of the same importance as idea generation. Moreover, Aviva believes that a portfolio construction process that recognizes the importance of risk is essential for building a well-diversified portfolio.

Aviva's portfolio managers allocate assets between investment strategies depending on how much each strategy contributes to fund risk. The fund does not seek to beat a benchmark index or peer group. Consequently, the portfolio managers can invest as much or as little as they want across asset classes and geographies. The portfolio managers and dedicated risk managers monitor how well Aviva's strategies work together in diversifying risk across the fund, resizing positions or rebalancing the portfolio as appropriate.

Aviva's dedicated risk managers are solely focused on AIMS funds and are integral to portfolio construction. They use long-term and short-term ex-ante risk models, together with hypothetical and historical scenario stress tests to provide the framework for their analysis. Critically, these models and tests alone are not sufficient validation for risk; a negative result means that the portfolio management team will not implement a position. However, even positive results from the models and tests are analysed by the on-desk risk team and portfolio managers, who use their experience to interpret the results in the context of the prevailing market.

Liquidity of underlying instruments is a key consideration in the portfolio construction process. Positions held by the fund should be scalable and easily exited, should the need arise. Aviva aims to minimize the frequency of dealing via entering/exiting positions, but may adjust position sizing as required.

The ideas proposed by investment experts across Aviva's business are broadly grouped into "market strategies", "opportunistic strategies" or "risk-reducing strategies". There are no fixed levels of exposure to these categories of strategies as the most attractive ideas will drive the category allocations at any one time.

Market strategies focus on harvesting the risk premia from traditional asset markets which Aviva believes offer attractive long-term returns. Opportunistic strategies aim to profit from market mispricing that may exist due to market segmentation, central bank intervention or regulatory changes. Aviva believes opportunities can be created by market panics or beliefs driven by external events. For instance, a particular market or sector may become undervalued compared to others due to overreaction to a short-term event. Aviva aims to generate positive returns over the medium-term (in this case, three years), depending on a broadly positive market environment and irrespective of the business cycle.

In times of market stress, risk-reducing strategies can significantly add to the fund's returns, while retaining a neutral to positive return over a three-year horizon. Risk-reducing strategies would be expected to perform particularly strongly in a weaker broad market environment. Such strategies would act similar to a hedging strategy that does not incur additional costs to implement.

The section captioned "Management" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 145 of the Multi-Class Prospectus and page 144 of the Class P Prospectus is revised by replacing the first paragraph of that section with the following:

Analytic Investors, LLC ("Analytic Investors"), First Quadrant, L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), Aviva Investors Americas LLC ("Aviva") and UBS AM serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

The same section of each Prospectus is revised by inserting the following as the final paragraphs of that section:

Aviva Investors Americas LLC ("Aviva"), located at 225 West Wacker, Suite 1750, Chicago, IL 60606, is an asset management firm part of Aviva plc, a global asset management firm listed on the London and New York stock exchanges. As of December 31, 2015 Aviva had approximately $6.1 billion in assets under management. Peter Fitzgerald, Dan James, Ian Pizer and Brendan Walsh are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to Aviva.

Peter Fitzgerald manages Aviva's suite of outcome-focused multi-strategy funds targeting specific client outcomes such as achieving reliable capital growth and securing a steady stream of income. He also leads Aviva's global multi-assets investment team and is responsible for the strategic direction of its global multi-asset and multi-strategy offering. Mr. Fitzgerald began his career at Old Mutual in 1995 before joining BNP Wealth Management's multi-asset team. He has extensive international experience having worked in Asia, Latin America and Europe. He joined Aviva in 2011. Mr. Fitzgerald holds a postgraduate diploma in Education from Trinity College Dublin and a degree in European studies from the University of Cork. He is also a CFA charterholder.

Dan James is responsible for management and oversight of Aviva's Global Fixed Income team in London, Paris, Warsaw, Chicago, Toronto and Singapore including performance, process and people. He also co-manages Aviva's AIMS Target Return Fund and will co-manage the upcoming Fixed Income absolute return proposition. Prior to assuming his current role, Mr. James was Aviva's Global Head of Rates and Multi-Strategy Fixed Income, responsible for its global rates businesses encompassing both developed and emerging market debt capabilities. In addition, he was responsible for Aviva's global liquidity and its multi strategy fixed income capability covering Aviva's global unconstrained bond and absolute return bond solutions. Before joining Aviva in 2011, Mr. James was Chief Investment Officer at Fischer Francis Trees & Watts where he was responsible for fixed income, absolute return and global aggregate products. Previously, he held positions at ABN AMRO Asset Management and Mercury Asset Management. Mr. James joined the investment industry in 1995.

Ian Pizer is Head of Investment Strategy and is responsible for formulating Aviva's "house view" and the risks to that view. He joined Aviva in 2014 as a senior fund manager within the Multi-asset team, focusing on the AIMS range. Prior to joining Aviva, Mr. Pizer spent over 10 years at Standard Life Investments, where he was Investment Director, Multi-Asset Investing and managed the Global Absolute Return Strategies (GARS) fund and the Absolute Return Bond Strategy fund. Mr. Pizer has a PhD in Mathematical Logic from Bristol University and is also a CFA charterholder.

Brendan Walsh manages the AIMS Target Return and Target Income funds. Previously, Mr. Walsh managed the cyclical asset allocation overlay on Aviva with profits funds. Prior to joining Aviva, he worked at Standard Life Investments as one of the original members of the Multi-asset team which launched the Global Absolute Return Strategies (GARS) product under Euan Munro. Mr. Walsh has a doctorate in Seismic Exploration and a degree in Geophysics from the University of Edinburgh. In addition, he is an accredited Professional Risk Manager.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), UBS AM, AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios") and Aviva Investors Americas LLC ("Aviva") serve as the fund's investment advisors. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 107 of the SAI is revised by replacing the first sentence of the first paragraph with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios") and Aviva Investors Americas LLC ("Aviva"), UBS AM (not the fund) pays Analytic Investors, First Quadrant, Standard Life Investments, AQR, Sirios and Aviva a fee based on the fund's average daily net assets that each manages (UBS AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures).

The same section of the SAI is revised by inserting the following as the last paragraph of that section:

Aviva is a wholly-owned, direct subsidiary of Aviva Investors North America Holdings, Inc., which is a wholly-owned subsidiary of Aviva Investors Holdings Ltd., which in turn is a subsidiary of Aviva plc.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 150 of the SAI is revised by renaming the sub-captioned section as follows:

PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited, AQR Capital Management, LLC, Sirios Capital Management, L.P. and Aviva Investors Americas LLC

The same section of the SAI is revised by adding the following as the sixth sub-section of that section:

Aviva Investors Americas LLC. Aviva is responsible for exercising proxy voting authority over client portfolio securities consistent with the client's best interests, which is viewed as making a judgment as to what voting decision (including a decision not to vote) is reasonably likely to maximize total return to the client. In the management of fixed income portfolios, the receipt and voting of proxies occurs less frequently than for equity portfolios, e.g., in the instance of restructuring debt resulting in the issuance of equity. Aviva's policy and practice is to receive and vote client proxies, disclose and mitigate potential conflicts of interest, make the policy available upon client request, respond to client inquiries regarding the voting of their proxies, and maintain appropriate records.

The section captioned "Portfolio managers" and sub-captioned "PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited, AQR Capital Management, LLC and Sirios Capital Management, L.P." beginning on page 207 of the SAI is revised by renaming the sub-captioned section as follows:

PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited, AQR Capital Management, LLC, Sirios Capital Management, L.P. and Aviva Investors Americas LLC

The same section of the SAI is revised by adding the following as the sixth sub-section of that section as follows:

Aviva Investors Americas LLC.

Peter Fitzgerald, Dan James, Ian Pizer and Brendan Walsh are primarily responsible for the day-to-day management of Aviva's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2015:

Peter Fitzgerald:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	39	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$46,000	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Dan James:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	8	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$1,200	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ian Pizer:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	5	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$4,400	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Brendan Walsh:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	5	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$4,400	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Aviva employees may not engage in any employment or business activity other than their employment with Aviva which interferes with their responsibilities as an employee of Aviva or which creates a conflict of interest with the interests of the Aviva or its clients.

Employees of Aviva must notify the compliance department immediately where they have an outside directorship, public trusteeship or role through which action is taken on behalf of a non-Aviva entity. Approval must be sought from the compliance department for all roles of this type. Aviva's conflicts of interest policy sets out the information which must be provided in relation to external directorships.

Where there is any uncertainty as to whether an arrangement falls within the scope of this requirement advice should be sought from Aviva's compliance department.

Compensation. Aviva's compensation arrangements are designed to align performance of individuals to Aviva's strategic goals while creating wealth for clients and shareholders. Aviva's compensation packages consist of base salary, annual bonus, long-term incentive plans (for certain employees and share ownership.

Ownership of fund shares. As of December 31, 2015, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.